Exhibit No. 32.1
----------------
Form 10-Q
BTHC VIII, Inc.
File No. 0-52232


          Certification Pursuant to 18 U.S.C. Section 1350, as Adopted
            Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of BTHC VIII, Inc. (the "Company") on Form 10-Q for the period ending March 31, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Timothy P. Halter, Chief Executive and Chief Financial Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date: April 29, 2008                             By:       /s/ Timothy P. Halter
      --------------                                ----------------------------
                                                               Timothy P. Halter
                                                         Chief Executive Officer
                                                     and Chief Financial Officer



A signed original of this written statement required by Section 906 has been provided to BTHC VIII, Inc. and will be retained by BTHC VIII, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.